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                                                                      EXHIBIT 23


               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


         We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-46370) and the Registration Statement on Form
S-3 (No. 333-79837) of New Valley Corporation of our report dated February 5, 2003 relating to the financial statements of College Road Properties, which appears in this Current Report on Form 8-K of New Valley Corporation.


/s/ PricewaterhouseCoopers LLP


Miami, Florida
February 14, 2003